Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

               In connection with the Annual Report on Form 10-K of Alliance Financial Corporation (the "Company") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jack H. Webb, Chairman of the Board of Directors, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

               (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March  28, 2003



                                      /s/  Jack H. Webb
                                           --------------------
                                      Name: Jack H. Webb
                               Title: Chairman of the Board, President and Chief
                                      Executive Officer